    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 20, 2000

                                                  REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               VICAL INCORPORATED

             (Exact name of registrant as specified in its charter)

                           --------------------------

                  DELAWARE                                     93-0948554
      (State or other jurisdiction of                        (IRS Employer
       incorporation or organization)                     Identification No.)

                       9373 TOWNE CENTRE DRIVE, SUITE 100
                              SAN DIEGO, CA 92121
                                 (858) 646-1100

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

                            ALAIN B. SCHREIBER, M.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               VICAL INCORPORATED
                       9373 TOWNE CENTRE DRIVE, SUITE 100
                              SAN DIEGO, CA 92121
                                 (858) 646-1100

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

       THOMAS E. SPARKS, JR., ESQ.                          LANCE W. BRIDGES, ESQ.
          JOHN L. DONAHUE, ESQ.                              ADAM C. LENAIN, ESQ.
           ALAN G. SMITH, ESQ.                                COOLEY GODWARD LLP
      PILLSBURY MADISON & SUTRO LLP                    4365 EXECUTIVE DRIVE, SUITE 1200
              P.O. BOX 7880                              SAN DIEGO, CALIFORNIA 92121
     SAN FRANCISCO, CALIFORNIA 94120

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-92921

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                 PROPOSED           PROPOSED
                                                                  MAXIMUM            MAXIMUM           AMOUNT OF
      TITLE OF EACH CLASS OF             AMOUNT TO BE         OFFERING PRICE        AGGREGATE        REGISTRATION
   SECURITIES TO BE REGISTERED           REGISTERED(1)         PER SHARE(2)      OFFERING PRICE         FEE(3)
Common Stock, $0.01 par value.....      575,000 shares            $37.50           $21,562,500         $5,692.50

(1) Includes 75,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based upon the average of the high and low price reported on the Nasdaq National Market on January 19, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Vical Incorporated (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-92921) relating to the offering of up to 2,875,000 shares of Common Stock of the Company.

                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on January 21, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds to the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on January 21, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3, and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, January 20, 2000.

                                                       VICAL INCORPORATED

                                                       By             /s/ MARTHA J. DEMSKI
                                                           ------------------------------------------
                                                                        Martha J. Demski
                                                            VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                                                                     SECRETARY AND TREASURER

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                SIGNATURE                                    TITLE                         DATE
                ---------                                    -----                         ----
                    *                       President, Chief Executive Officer, and
    ---------------------------------         Director (Principal Executive
            Alain B. Schreiber                Officer)                               January 20, 2000

                                            Vice President, Chief Financial
           /s/ MARTHA J. DEMSKI               Officer, Secretary and Treasurer
    ---------------------------------         (Principal Financial and Principal
             Martha J. Demski                 Accounting Officer)                    January 20, 2000

                    *
    ---------------------------------       Chairman of the Board of Directors
          R. Gordon Douglas, Jr.                                                     January 20, 2000

                    *
    ---------------------------------       Director
              M. Blake Ingle                                                         January 20, 2000

                    *
    ---------------------------------       Director
           Patrick F. Latterell                                                      January 20, 2000

                    *
    ---------------------------------       Director
              Gary A. Lyons                                                          January 20, 2000

                    *
    ---------------------------------       Director
              Dale A. Smith                                                          January 20, 2000

                    *
    ---------------------------------       Director
             Philip M. Young                                                         January 20, 2000

*By:             /s/ MARTHA J. DEMSKI
             ----------------------------
                   Martha J. Demski
                   ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                    DESCRIPTION OF DOCUMENT                  SEQUENTIALLY NUMBERED PAGE
---------------------            -----------------------                  --------------------------
        5.1             Opinion of Pillsbury Madison & Sutro LLP
                          (incorporated by reference to Exhibit
                          5.1 to the Registrant's Registration
                          Statement on Form S-3 (File No.
                          333-92921).

       23.1             Consent of Arthur Andersen LLP.

       23.2             Consent of Pillsbury, Madison & Sutro LLP
                          (included in its opinion filed as
                          Exhibit 5.1 to this Registration
                          Statement).

       23.3             Consent of Sterne, Kessler, Goldstein &
                          Fox P.L.L.C.